Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2016	$ 3,853
2017	3,759
2018	3,759
2019	3,734
2020	3,518
Thereafter	7,385
Total estimated future amortization expense	$ 26,008	$ 14,085